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                                                                    EXHIBIT 23.2

                         INDEPENDENT AUDITORS' CONSENT

The Board of Directors
Pillowtex Corporation:

     We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.



                                             /s/ KPMG PEAT MARWICK LLP

Dallas, Texas
February 12, 1998